EMPIRIC FUNDS, INC.

Core Equity Fund
Supplement dated March 28, 2012 to the Prospectus and
Statement of Additional Information, each dated January 31, 2012

Effective immediately, the following changes are hereby made to the Core Equity Fund’s (the “Fund”) Prospectus:

The third paragraph in the “Management” section on page 7 is deleted and replaced with the following:

Co-Portfolio Manager.  Loren Mark Coffelt joined Empiric in 2007 as a financial analyst. In December 2011, he was appointed co-portfolio manager of the Advisor and as co-portfolio manager of the Fund.

The information regarding Loren Mark Coffelt on page 12 is deleted and replaced with the following:

Loren Mark Coffelt
Co-Portfolio Manager of the Advisor
Co-Portfolio Manager of the Fund

Loren joined Empiric in 2007 as a financial analyst. In December 2011, he was appointed co-portfolio manager of the Advisor and co-portfolio manager of the Fund. Loren graduated from St. Edwards University in 2008 with a BBA in Finance and Marketing.

Effective immediately, the following changes are hereby made to the Fund’s Statement of Additional Information:

The “Other Managed Accounts” section on page 33 is deleted and replaced with the following:

Other Managed Accounts
(As of December 31, 2011)

The Advisor’s portfolio managers use proprietary quantitative investment models that are used in connection with the management of the Fund and other separate accounts managed for organizations and individuals. The following chart reflects information regarding accounts, excluding the Fund, for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual fund, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

			with Advisory Fee based on performance
Category of Account	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	35	$17,349,995	0	$0

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Please retain this supplement for future reference.